                                 PROMISSORY NOTE

  $7,332,195.00           HOUSTON, HARRIS COUNTY, TEXAS          AUGUST 16, 2001


         FOR VALUE RECEIVED, the undersigned, WILLIAM A. WISE and MARIE F. WISE (collectively, "Maker") having a mailing address of 2121 Kirby Drive, No. 29N, Houston, Texas 77019, promises to pay to the order of EL PASO CORPORATION, a Delaware corporation ("Payee"), at its address, 1001 Louisiana, Houston, Texas 77002, or at such other place as Payee or the holder of this Note may direct, the principal sum of seven million three hundred thirty-two thousand, one hundred ninety-five dollars and no/100 ($7,332,195.00), together with interest on said principal, or so much thereof as may be from time to time advanced and outstanding, at the rate of 4.99% per annum.

         Principal and interest on this Note shall be payable as follows:

         Interest shall accrue monthly on this Note, but shall not be due and payable until maturity, which shall be the earlier of (i) August 16, 2010 or (ii) the retirement, or such other termination of employment, of William A. Wise from Payee, when all outstanding principal and accrued interest thereon shall be due and payable in full.

         Interest charges will be calculated on amounts advanced hereunder on the actual number of days said amounts are outstanding on the basis of a 365/366 day year, as the case may be. It is the intention of Maker and Payee to conform strictly to all applicable usury laws. It is therefore agreed that (i) in the event that the maturity hereof is accelerated by reason of an election by Payee, or if same is prepaid prior to maturity, all unearned interest shall be cancelled automatically or, if theretofore paid, shall either be refunded to Maker or credited on the unpaid principal amount of this Note, whichever remedy is chosen by Payee, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with the transaction for which this Note is given shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum rate of interest (the "Highest Non-Usurious Rate") that Payee may charge Maker under applicable law and in regard to which Maker may not successfully assert the claim or defense of usury, and (iii) if any excess interest is provided for, it shall be deemed a mistake and the same shall either be refunded to Maker or credited on the unpaid principal amount hereof and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum legal non-usurious rate and amount of interest. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness evidenced hereby to the full extent allowed by applicable law, shall be amortized, prorated, allocated and spread through the full term of this Note.

         In the event that Maker shall become entitled to receive a Severance Benefit pursuant to the terms of the El Paso Corporation Key Executive Severance Protection Plan (the
                                                              /s/ WAW  /s/ MFW
                                                                  ------ -------
                                   Page 1 of 3                  Maker's Initials

"Plan"), then effective therewith the entire unpaid principal balance of the Note, together with all interest accrued thereon, automatically and without further action by either party shall be forgiven by Payee and shall be deemed discharged and extinguished in full. Further, Payee hereby agrees and acknowledges that such discharge and extinguishment shall constitute a "payment or distribution" by Payee to or for the benefit of Maker for purposes of Section
6.1 of the Plan.

         In the event of default in the payment of any installment of principal or interest when due hereunder, or upon the occurrence of any event of default under any document or instrument executed in connection with or as security for this Note, or upon failure in performance of any covenant, agreement, or obligation to be performed under any documents executed in connection with or as security for this Note, Payee may declare the entirety of this Note, principal and interest, immediately due and payable without any notice, and failure to exercise said option shall not constitute a waiver on the part of Payee of the right to exercise the same at any other time.

         No security taken for the payment of this Note shall affect the liability of any person liable for payment of this Note. Payee may require payment by Maker and any surety, endorser, or guarantor hereof without first resorting to any security for this Note, and no judgment taken against any such party shall terminate any lien, security interest or other interest of Payee in said security.

         Maker consents to the release or discharge of any party liable hereon (including any of the undersigned) and to the release or impairment of any collateral for this Note by Payee.

         All past due principal and interest on this Note shall bear interest from maturity of such principal or interest (in whatever manner same may be brought about) until paid at the Highest Non-Usurious Rate. To the extent the Highest Non-Usurious rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the indicated (weekly) rate ceiling (as defined and described in Texas Revised Civil Statutes, Article 5069-1.04, as amended) at the applicable time in effect. In the event default is made in the payment of this Note in whatever manner its maturity may be brought about, and it is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy or other proceedings, Maker promises to pay all costs and reasonable attorneys' fees incurred by Payee as a result thereof.

         Maker and every surety, endorser and guarantor of this Note waive grace, notice, demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intention to accelerate, notice of acceleration of the indebtedness due hereunder and all other notice, filing of suit and diligence in collecting this Note, and the enforcing of any of the security rights of Payee, and consent and agree that the time of payment hereof may be extended without notice at any time and from time to time, and for periods of time whether or not for a term or terms in excess of the original term hereof, without notice or consideration to, or consent from, any of them.
                                                              /s/ WAW  /s/ MFW
                                                                  ------ -------
                                   Page 2 of 3                  Maker's Initials

         This Note may be prepaid, in whole or in part, at any time without penalty.

         Provided that Maker is then current in its payment obligations under this Note, any prepayment sums received by Payee or other holder hereof shall be applied to the payments of principal in inverse order.

         This Note is secured by that certain Pledge and Security Agreement of even date herewith executed by Maker and Payee for the benefit of Payee covering, among other things, the property on Exhibit A attached hereto.

         Time is of the essence with respect to all time periods set forth in this Note.

         This Note is made and delivered in the State of Texas, with reference to the laws of said state and it is understood and agreed that the legality, enforceability and construction hereof shall be governed by the laws of the State of Texas and the United States of America.

         The terms and provisions hereof shall be binding upon and inure to the benefit of Maker and the heirs, personal representatives, successors and assigns of Maker and Payee and its successors and assigns.

         EXECUTED EFFECTIVE the day and year first written above.

                                          "Maker":


                                          /s/ WILLIAM A. WISE
                                          --------------------------------------
                                          WILLIAM A. WISE


                                          /s/ MARIE F. WISE
                                          --------------------------------------
                                          MARIE F. WISE








                                                                /s/ WAW  /s/ MFW
                                                                -------  -------
                                   Page 3 of 3                  Maker's Initials

                                    EXHIBIT A

       Number of Shares of
     Common Stock of Pledgee
Pledged as Security for this Note                    Share Certificate Number(s)
---------------------------------                    ---------------------------
            100,000                                            009595
            100,000                                            009596
            100,000                                            009597
            -------
            300,000

                          PLEDGE AND SECURITY AGREEMENT


         PLEDGE AND SECURITY AGREEMENT dated as of August 16, 2001, made by William A. Wise, an individual (the "PLEDGOR"), in favor of El Paso Corporation, a Delaware corporation (the "PLEDGEE").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Pledgor currently holds options granted under the El Paso Energy Corporation Omnibus Compensation Plan, as amended, to purchase up to three hundred thousand (300,000) shares of the Pledgee's Common Stock, $3.00 par value (the "SHARES"); and

         WHEREAS, the term of such options is due to expire as of January 15, 2002; and

         WHEREAS, Pledgor desires to exercise certain of such options before they expire and Pledgee is willing to advance the funds in an aggregate principal amount of up to seven million three hundred thirty-two thousand, one hundred ninety-five dollars ($7,332,195.00) (the "LOAN") as are necessary to permit Pledgor to exercise such options in order to acquire Shares incident to Pledgor's exercise of such options (including amounts required to satisfy the exercise price and taxes associated with the exercise); and

         WHEREAS, it is a condition precedent to Pledgee's making of the advances that Pledgor shall have executed and delivered to Pledgee, among other things, a promissory note in such form as shall be acceptable to Pledgee (the "NOTE") and a pledge and security agreement providing for the pledge by Pledgor to Pledgee of, and the grant to Pledgee of a first priority security interest in, the Pledged Shares described herein.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, and in order to induce the Pledgee to make and maintain the Loan, the parties agree as follows.

         1. Definitions. All terms used in this Agreement which are defined in the Uniform Commercial Code (the "CODE") as in effect in the State of Texas and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         2. Pledge and Grant of Security Interest. As collateral security for all of the Pledgor's obligations under the Note (the "OBLIGATIONS"), the Pledgor hereby pledges and assigns to the Pledgee and grants to the Pledgee a continuing first priority security interest in, the following (the "PLEDGED COLLATERAL"):

               (a) (i) Three hundred thousand (300,000) Shares (the "PLEDGED SHARES"), (ii) the certificates representing the Pledged Shares, in respect thereof, (iii) all distributions, dividends (cash, stock or otherwise), cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and (iv) all replacements, additions to or substitutions for any of the property referred to in this Section 2; and

               (b) all proceeds and products of any and all of the foregoing;

in each case, however the Pledgor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         3. Delivery of the Pledged Collateral. All certificates currently representing the Pledged Shares shall be delivered to or at the direction of the Pledgee on or prior to the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to or at the direction of the Pledgee promptly upon the receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by or on behalf of the Pledgee pursuant hereto and shall be delivered endorsed in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. Pledgor shall have the right, at any time, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgor or any of its nominees, any or all of the Pledged Shares.

         4. Voting Rights, Dividends. Until such time as the Pledgee shall have accelerated the Obligations upon the occurrence of an event of default under the terms of the Note or any document or instrument executed in connection with or as security for the Note ("EVENT OF DEFAULT") and shall have exercised Pledgee's right to sell or otherwise foreclose on the Pledged Collateral, the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement or the other Loan documents and may receive and retain any and all dividends or other distributions paid in respect of the Pledged Collateral other than dividends and interest paid or payable other than in cash, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral. After the Pledgee has accelerated the Obligations in the event of the occurrence of an Event of Default and has exercised its right to foreclose on the Pledged Collateral, the rights of the Pledgor set forth in the immediately preceding sentence shall terminate and such rights shall be vested in the Pledgee or other owner of the Pledged Collateral.

         5. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

               (a) the Pledgee may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of Texas; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one of more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Pledgee may deem commercially reasonable and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Pledgor may be the purchaser of any or all Pledged Shares so sold and may apply upon the purchase price therefor any Obligations secured hereby. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In the event that Pledgor elects not to sell the Pledged Shares, Pledgor retains its rights to accept, dispose of or utilize the Pledged Shares or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply such Pledged Shares or the proceeds of the same towards payment of the Obligations.

               (b) in the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Pledgee to collect such deficiency.

               (c) the Pledgor and Pledgee agree that each such party intends for the transactions contemplated by this Section 5 to comply with
         Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Pledgee agrees that any action or failure to take any action or delay in implementation of any remedy by Pledgor for any reason, including to facilitate compliance with Section 16 of the Exchange Act, shall not constitute a waiver on the part of Pledgor of the right to exercise such right or any other right or remedy available under this Agreement, at law or in equity.

         6.    Miscellaneous.

               (a) Construction. The provisions of this Agreement shall be in addition to those of the other Loan documents and any other guaranty, pledge or security agreement, note or other evidence of liability now or hereafter held by the Pledgee in connection with any of the Obligations, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent the Pledgee from enforcing any or all of the other Loan documents or such other guaranty, pledge or security agreements, notes or other evidences of liability in accordance with their respective terms.

               (b) Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Pledgee, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (c) APPLICABLE LAW. EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF

         PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

               (d) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.

               (e) Termination. At such time as the Obligations shall be fully satisfied and the Pledgee have no further Obligations, (i) this Agreement and the liens and security interests created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Pledgee will, upon the Pledgor's request, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

               (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute but one and the same instrument.

               (g) Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by personal delivery or by depositing same in the United States mail, postage prepaid, registered or certified, return receipt requested, addressed to the applicable party at its address set forth below. If mailed, such notice or communication shall be deemed given upon deposit of same in the United States mail. Any notice or communication made or effected in any other manner shall be deemed given upon actual receipt thereof. Pledgor and Pledgee shall each have the right to designate from time to time another address for purposes of this instrument and any notice or communication required or permitted hereunder by written notice to the other party sent in accordance herewith. Any notice required or permitted by this Agreement shall be given to the parties at the following addresses:

                   If to the Pledgor:   William A. Wise
                                        2121 Kirby Drive, No. 29N
                                        Houston, TX   77019

                   If to the Pledgee:   El Paso Corporation
                                        1101 Louisiana
                                        Houston, TX   77002
                                        Attention:  General Counsel

               (h) Successors and Assigns. All of the provisions hereof shall apply to and be binding upon the Pledgor and the heirs, personal representatives, successors and assigns of the Pledgor and shall apply to and inure to the benefit of Pledgee and its successors and assigns, including all future holders of the Note and any participant herein.

               (i) Final Agreement of the Parties. In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby confirms and agrees that this Agreement, the Note and all other loan papers related hereto or thereto executed by any of the parties hereto or thereto substantially concurrently herewith together constitute a written "loan agreement" as defined in Section 26.02(a) of the Texas Business and Commerce Code.

               THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        PLEDGOR:


                                        /s/ WILLIAM A. WISE
                                        ----------------------------------------
                                        William A. Wise



                                        PLEDGEE:

                                        EL PASO CORPORATION



                                        By: /s/ BYRON ALLUMBAUGH
                                           -------------------------------------
                                        Name:  Byron Allumbaugh

                                        Title: Chairman, Compensation Committee



                                        By: /s/ JOEL RICHARDS III
                                           -------------------------------------
                                        Name:  Joel Richards III
                                        Title: Executive Vice President

                          SPOUSAL CONSENT AND AGREEMENT

         The undersigned spouse of William A. Wise is fully aware of, understands and fully consents and agrees to the provisions of this Pledge and Security Agreement and its binding effect upon any community property interest she may now or hereafter own in or with respect to the Shares referred to in this Pledge and Security Agreement, and agrees that the termination of her marital relationship with the Stockholder for any reason shall not have the effect of removing the Shares from the coverage of this Agreement. Such understanding, consent and agreement of the undersigned are evidenced by the undersigned's execution of this Pledge and Security Agreement as of the 16th day of August, 2001.


                                        /s/ MARIE F. WISE
                                        ----------------------------------------
                                        Marie F. Wise